Rule 497(e)
File Nos. 811-07350; 333-162269

Trillium®
Flexible Premium Variable Deferred Annuity

Issued by Trillium Variable Annuity Account
of Great-West Life & Annuity Insurance Company

Supplement dated February 23, 2011 to the
Prospectus dated May 1, 2002

This supplement amends certain information contained in your Trillium Flexible Premium Variable Deferred Annuity Policy prospectus.  Please read this Supplement carefully and retain it for future reference.

On February 15, 2011, the shareholders approved (a) the reorganization of the Seligman Communications and Information Portfolio into the Seligman Global Technology Portfolio, (b) the reorganization of the Seligman Large-Cap Value Portfolio into the Seligman Variable Portfolio – Larger-Cap Value Fund, and (c) the reorganization of the Seligman Smaller-Cap Value Portfolio into the Seligman Variable Portfolio – Smaller-Cap Value Fund. These reorganizations will be effective at the close of business on March 11, 2011.  The shareholders also approved the reorganization of the Seligman Capital Portfolio into the Columbia Mid Cap Growth Fund, Variable Series, to be effective at the close of business on April 29, 2011.

The Seligman Communications and Information Portfolio, the Seligman Large-Cap Value Portfolio, the Seligman Smaller-Cap Value Portfolio, and the Seligman Capital Portfolio are collectively referred to herein as the “Merging Portfolios.”  The Seligman Global Technology Portfolio, the Seligman Variable Portfolio – Larger-Cap Value Fund, the Seligman Variable Portfolio – Smaller-Cap Value Fund, and the Columbia Mid Cap Growth Fund, Variable Series are collectively referred to herein as the “Acquiring Portfolios.”

Each of the Merging Portfolios will discontinue accepting requests to purchase shares on the effective date of its reorganization.  Any assets remaining in the Merging Portfolios on each of the Merging Portfolios’ effective date of reorganization will be transferred to the respective Acquiring Portfolios.  As of the date the Merging Portfolios discontinue accepting requests to purchase shares, any allocation or automatic rebalancer allocations to the Merging Portfolios will be defaulted to the respective Acquiring Portfolios.

Accordingly, all references in the Prospectus to the Seligman Communications and Information Portfolio are hereby deleted.

All references in the Prospectus to the Seligman Large-Cap Value Portfolio are hereby deleted and replaced with the Seligman Variable Portfolio – Larger-Cap Value Fund.  The reference in the Prospectus to the investment objectives of the Seligman Large-Cap Value Portfolio is hereby deleted in its entirety and replaced with the following:

“Seligman Variable Portfolio – Larger-Cap Value Fund

This Fund seeks to provide shareholders with long-term growth of capital.  Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion. Up to 25% of the Fund's net assets may be invested in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. In pursuit of the Fund's objective, the investment manager uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry.”

All references in the Prospectus to the Seligman Smaller-Cap Value Portfolio are hereby deleted and replaced with the Seligman Variable Portfolio – Smaller-Cap Value Fund.  The reference in the Prospectus to the investment objectives of the Seligman Smaller-Cap Value Portfolio is hereby deleted in its entirety and replaced with the following:

“Seligman Variable Portfolio – Smaller-Cap Value Fund

This Fund seeks to provide shareholders with long-term capital growth.  Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000(R) Index (Index) at the time of investment.  The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. Up to 25% of the Fund's net assets may be invested in foreign investments. In pursuit of the Fund's objective, the investment manager uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than a particular industry.”

All references in the Prospectus to the Seligman Capital Portfolio are hereby deleted and replaced with the Columbia Mid Cap Growth Fund, Variable Series.  The reference in the Prospectus to the investment objectives of the Seligman Capital Portfolio is hereby deleted in its entirety and replaced with the following:

“Columbia Mid Cap Growth Fund, Variable Series

This Fund seeks long-term capital appreciation.  Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that have market capitalizations in the range of companies in the Russell MidCap Growth Index at the time of purchase.  The Fund invests primarily in common stocks of companies that Columbia Management Advisors, LLC, the Fund’s investment advisor, believes have the potential for long-term, above-average earnings growth.  The Fund also may invest up to 20% of its net assets in equity securities of companies that have market capitalizations outside the range of the Russell MidCap Growth Index.  The Fund may also invest up to 20% of its total assets in foreign securities.”

This Supplement must be accompanied by, or read in conjunction with, the Prospectus dated May 1, 2002. Please keep this Supplement for future reference.